UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2022

Public Service Enterprise Group Incorporated

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973 430-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock without par value	PEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 20, 2022, the Board of Directors (the “Board”) of Public Service Enterprise Group Incorporated (“PSEG” or the “Company”) approved and adopted an amendment to the By-Laws of the Company (the “By-Laws”), effective as of that date, principally to add a customary advance notice provision which establishes timing, information and procedural requirements for stockholders seeking to submit proposals (other than for director nominations) at any annual or special meeting of stockholders. Among other requirements, the advance notice provision requires that stockholder proposals (other than for director nominations) be made by stockholders entitled to vote in the election of directors generally and that such stockholder gives written notice of their intent to make such proposal, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not later than (i) with respect to an annual meeting of stockholders, 90 days in advance of such meeting, and (ii) with respect to a special meeting of stockholders, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. The amendment also incorporates the use of gender neutral pronouns and various other ministerial and conforming changes.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws of the Company, as amended and restated, which is filed herewith as Exhibit 3.1 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit 3.1	By-Laws of the Company, as amended and restated, effective December 20, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)

Date: December 23, 2022